UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2018

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)
Commission file number 001-16111

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3350 Lenox Road, Atlanta, Georgia	30321
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 20, 2018, Global Payments Inc. (the “Company”), certain wholly-owned subsidiaries of the Company, as borrowers or as guarantors, as applicable (the “Credit Parties”), Bank of America, N.A., as administrative agent, and the other lenders party thereto entered into the First Refinancing Facility Amendment (the “Refinancing Amendment”) to the Company’s Second Amended and Restated Credit Agreement, dated July 31, 2015 (as amended from time to time, the “Credit Agreement”). Pursuant to the Refinancing Amendment, (i) the interest rate with respect to Term B-2 Loans constituting Eurocurrency Loans (as defined in the Credit Agreement) is a base rate plus 1.75%, representing a reduction in the interest rate of 25 basis points, and (ii) the interest rate with respect to the Term B-2 Loans constituting Base Rate Loans (as defined in the Credit Agreement) is a base rate plus 0.75%, representing a reduction in the interest rate of 25 basis points. With respect to Term B-2 Loans constituting Eurocurrency Rate Loans, the base rate is LIBOR for the applicable interest period. With respect to Term B-2 Loans constituting Base Rate Loans, the base rate is the highest of (i) the Federal Funds Effective Rate (as defined in the Credit Agreement) plus 0.50%, (ii) the Bank of America prime rate and (iii) LIBOR plus 1.00%.

The foregoing description of the Refinancing Amendment and the amended Credit Facility does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Refinancing Amendment and the Credit Facility, respectively, which will be included in the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2018.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this report is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	March 20, 2018	By: /s/ Cameron M. Bready
Cameron M. Bready
Senior Executive Vice President and Chief Financial Officer